UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2020

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(561)	404-2934
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

MiX Telematics Limited (the Company) held its annual general meeting of shareholders on Wednesday, September 9, 2020 (in terms of the notice of annual general meeting posted to shareholders on July 28, 2020). All the resolutions tabled thereat were passed by the requisite majority of the Company's shareholders.

Details of the results of voting at the annual general meeting are as follows:

–total number of MiX Telematics shares in issue as at the date of the annual general meeting: 601 132 994
–total number of MiX Telematics shares that were present/represented at the annual general meeting: 510 021 789 being 84,84% of the total number of MiX Telematics shares that could have been voted at the annual general meeting

Ordinary resolution number 1a: Re-election of Richard Bruyns as a director of the Company
Shares voted* 509 837 713, being 84,81%	For 507 419 863, being 99,53%	Against 2 417 850, being 0,47%	Abstentions^ 184 076, being 0,03%
Ordinary resolution number 1b: Re-election of Ian Jacobs as a director of the Company
Shares voted* 509 837 713, being 84,81%	For 508 896 038, being 99,82%	Against 941 675, being 0,18%	Abstentions^ 184 076, being 0,03%
Ordinary resolution number 2: Ratification of the appointment of Deloitte & Touche as independent registered public accounting firm (Auditor) for the fiscal year ending March 31, 2021
Shares voted* 509 816 188, being 84,81%	For 509 707 663, being 99,98%	Against 108 525, being 0,02%	Abstentions^ 205 601, being 0,03%
Special resolution number 1: Authorization of the repurchase of securities
Shares voted* 509 246 738, being 84,71%	For 508 625 230, being 99,88%	Against 621 508, being 0,12%	Abstentions^ 775 051, being 0,13%
Special resolution number 2: Authorization of financial assistance to related and inter-related companies
Shares voted* 509 744 013, being 84,80%	For 508 837 938 , being 99,82%	Against 906 075, being 0,18%	Abstentions^ 277 776, being 0,05%
Special resolution number 3: Approval of the fees payable to non-executive directors
Shares voted* 509 641 813, being 84,78%	For 508 484 788, being 99,77%	Against 1 157 025, being 0,23%	Abstentions^ 379 976, being 0,06%
Ordinary resolution number 3: Non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 507 066 488, being 84,35%	For 415 043 727, being 81,85%	Against 92 022 761, being 18,15%	Abstentions^ 2 955 301, being 0,49%

Ordinary resolution number 4: Non-binding advisory vote on endorsement of the Remuneration Implementation Report
Shares voted* 507 640 863, being 84,45%	For 416 158 677, being 81,98%	Against 91 482 186, being 18,02%	Abstentions^ 2 380 926, being 0,40%
Ordinary resolution number 5: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 507 578 263, being 84,44%	For 415 944 727, being 81,95%	Against 91 633 536, being 18,05%	Abstentions^ 2 443 526, being 0,41%
Non-binding advisory vote on the frequency of future shareholder advisory votes on the compensation paid to the Company’s named executive officers Every 1 year (Board recommendation)
Shares voted* 428 186 245, being 71,23%	For 427 881 245, being 99,93%	Against 305 000, being 0,07%	Abstentions^ 9 401 , being 0,00%
Every 2 years
Shares voted* 143 016 501, being 23,79%	For 50 422 672, being 35,26%	Against 92 593 829, being 64,74%	Abstentions^ 261 822, being 0,04%
Every 3 years
Shares voted* 142 975 776, being 23,78%	For 50 381 947, being 35,24%	Against 92 593 829, being 64,76%	Abstentions^ 261 822, being 0,04%
Ordinary resolution number 6: Presentation of the IFRS Annual Financial Statements for the year ended March 31, 2020
Shares voted* 507 631 938, being 84,45%	For 507 388 688, being 99,95%	Against 243 250, being 0,05%	Abstentions^ 2 389 851, being 0,40%
Ordinary resolution number 7: Authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 508 806 413, being 84,64%	For 374 452 720, being 73,59%	Against 134 353 693, being 26,41%	Abstentions^ 1 215 376, being 0,20%
Ordinary resolution number 8: Re-appointment of Fundiswa Roji-Maplanka (Chairperson), Richard Bruyns and Fikile Futwa as members of the Audit and Risk Committee
Shares voted* 509 601 113, being 84,77%	For 507 535 363, being 99,59%	Against 2 065 750, being 0,41%	Abstentions^ 420 676, being 0,07%
Ordinary resolution number 9: Authorization of the issuance of shares for cash
Shares voted* 508 967 263, being 84,67%	For 407 381 689, being 80,04%	Against 101 585 574, being 19,96%	Abstentions^ 1 054 526, being 0,18%
Ordinary resolution number 10: Authorization of the signature of documentation
Shares voted* 509 320 713, being 84,73%	For 508 452 538, being 99,83%	Against 868 175, being 0,17%	Abstentions^ 701 076, being 0,12%
* shares voted (excluding abstentions) in relation to total shares in issue
^ in relation to total shares in issue (excluding treasury shares)

Item 7.01. Regulation FD Disclosure.

The submission to the Johannesburg Stock Exchange by the Company announcing results of the annual general meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Results of Annual General Meeting of the Company convened on Wednesday, September 9, 2020 and all the resolutions tabled thereat passed by the requisite majority of MiX Telematics shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               MIX TELEMATICS LIMITED

               By: /s/ John Granara
               Name: John Granara
               Title: Chief Financial Officer

Date: September 10, 2020

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics” or “the Company”)

RESULTS OF ANNUAL GENERAL MEETING

Shareholders are advised that at the annual general meeting of the Company convened on Wednesday, September 9, 2020 (in terms of the notice of annual general meeting posted to shareholders on July 28, 2020) all the resolutions tabled thereat were passed by the requisite majority of MiX Telematics shareholders.

Details of the results of voting at the annual general meeting are as follows:

–total number of MiX Telematics shares in issue as at the date of the annual general meeting: 601 132 994
–total number of MiX Telematics shares that were present/represented at the annual general meeting: 510 021 789 being 84,84% of the total number of MiX Telematics shares that could have been voted at the annual general meeting.

Ordinary resolution number 1a: Re-election of Richard Bruyns as a director of the Company
Shares voted* 509 837 713, being 84,81%	For 507 419 863, being 99,53%	Against 2 417 850, being 0,47%	Abstentions^ 184 076, being 0,03%
Ordinary resolution number 1b: Re-election of Ian Jacobs as a director of the Company
Shares voted* 509 837 713, being 84,81%	For 508 896 038, being 99,82%	Against 941 675, being 0,18%	Abstentions^ 184 076, being 0,03%
Ordinary resolution number 2: Ratification of the appointment of Deloitte & Touche as independent registered public accounting firm (Auditor) for the fiscal year ending March 31, 2021
Shares voted* 509 816 188, being 84,81%	For 509 707 663, being 99,98%	Against 108 525, being 0,02%	Abstentions^ 205 601, being 0,03%
Special resolution number 1: Authorization of the repurchase of securities
Shares voted* 509 246 738, being 84,71%	For 508 625 230, being 99,88%	Against 621 508, being 0,12%	Abstentions^ 775 051, being 0,13%
Special resolution number 2: Authorization of financial assistance to related and inter-related companies
Shares voted* 509 744 013, being 84,80%	For 508 837 938 , being 99,82%	Against 906 075, being 0,18%	Abstentions^ 277 776, being 0,05%
Special resolution number 3: Approval of the fees payable to non-executive directors
Shares voted* 509 641 813, being 84,78%	For 508 484 788, being 99,77%	Against 1 157 025, being 0,23%	Abstentions^ 379 976, being 0,06%
Ordinary resolution number 3: Non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 507 066 488, being 84,35%	For 415 043 727, being 81,85%	Against 92 022 761, being 18,15%	Abstentions^ 2 955 301, being 0,49%

Ordinary resolution number 4: Non-binding advisory vote on endorsement of the Remuneration Implementation Report
Shares voted* 507 640 863, being 84,45%	For 416 158 677, being 81,98%	Against 91 482 186, being 18,02%	Abstentions^ 2 380 926, being 0,40%
Ordinary resolution number 5: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 507 578 263, being 84,44%	For 415 944 727, being 81,95%	Against 91 633 536, being 18,05%	Abstentions^ 2 443 526, being 0,41%
Non-binding advisory vote on the frequency of future shareholder advisory votes on the compensation paid to the Company’s named executive officers Every 1 year (Board recommendation)
Shares voted* 428 186 245, being 71,23%	For 427 881 245, being 99,93%	Against 305 000, being 0,07%	Abstentions^ 9 401 , being 0,00%
Every 2 years
Shares voted* 143 016 501, being 23,79%	For 50 422 672, being 35,26%	Against 92 593 829, being 64,74%	Abstentions^ 261 822, being 0,04%
Every 3 years
Shares voted* 142 975 776, being 23,78%	For 50 381 947, being 35,24%	Against 92 593 829, being 64,76%	Abstentions^ 261 822, being 0,04%
Ordinary resolution number 6: Presentation of the IFRS Annual Financial Statements for the year ended March 31, 2020
Shares voted* 507 631 938, being 84,45%	For 507 388 688, being 99,95%	Against 243 250, being 0,05%	Abstentions^ 2 389 851, being 0,40%
Ordinary resolution number 7: Authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 508 806 413, being 84,64%	For 374 452 720, being 73,59%	Against 134 353 693, being 26,41%	Abstentions^ 1 215 376, being 0,20%
Ordinary resolution number 8: Re-appointment of Fundiswa Roji-Maplanka (Chairperson), Richard Bruyns and Fikile Futwa as members of the Audit and Risk Committee
Shares voted* 509 601 113, being 84,77%	For 507 535 363, being 99,59%	Against 2 065 750, being 0,41%	Abstentions^ 420 676, being 0,07%
Ordinary resolution number 9: Authorization of the issuance of shares for cash
Shares voted* 508 967 263, being 84,67%	For 407 381 689, being 80,04%	Against 101 585 574, being 19,96%	Abstentions^ 1 054 526, being 0,18%
Ordinary resolution number 10: Authorization of the signature of documentation
Shares voted* 509 320 713, being 84,73%	For 508 452 538, being 99,83%	Against 868 175, being 0,17%	Abstentions^ 701 076, being 0,12%
* shares voted (excluding abstentions) in relation to total shares in issue
^ in relation to total shares in issue (excluding treasury shares)

September 10, 2020

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